                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 2003 relating to the financial statements and financial statement schedule, which appears in BindView Development Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 31, 2003

                                       6